Exhibit 31.1
                                                                    ------------
                                   KOMODO, INC.
                              A Nevada corporation
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                        and PRINCIPAL ACCOUNTING OFFICER
                            Section 302 Certification

I, GORDON MUIR, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Komodo, Inc., a Nevada corporation (the "registrant");

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.          I  am  responsible  for  establishing  and  maintaining   disclosure
            controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d -15(e) for the registrant and we have:

         a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

         b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

         c) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and









                                Exhibit 31.1 - 1

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

         a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

         b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.






Dated:  November 13, 2007                             /s/ Gordon Muir
                                                -----------------------------
                                                Its: Chief Executive Officer
                                                And Principal Accounting Officer


































                                Exhibit 31.1 - 2